EXHIBIT 99.1
Release: December 17, 2019

CP announces TSX acceptance of new share repurchase program

Calgary - Canadian Pacific (TSX: CP) (NYSE: CP) today announced that the Toronto Stock Exchange ("TSX") has accepted its notice to implement a normal course issuer bid ("NCIB") to purchase, for cancellation, up to 4,800,862 common shares or approximately 3.5 percent of CP's common shares issued and outstanding as at December 9, 2019. The NCIB is scheduled to commence on December 20, 2019 and is due to terminate on December 19, 2020.

“This new share buyback program reinforces our confidence in the continued growth prospects of the company," said CP President and CEO Keith Creel. "CP's strong cash flow generation enables us to return cash to shareholders in a disciplined, opportunistic manner."

Purchases of CP common shares under the NCIB may be made through the facilities of the TSX, the New York Stock Exchange ("NYSE") and alternative trading systems by means of open market transactions or by such other means as may be permitted by the TSX and under applicable securities laws, including private agreements or share repurchase programs pursuant to issuer bid exemption orders issued by applicable securities regulatory authorities. The price CP will pay for any common shares will be the market price at the time of purchase or such other price as may be permitted by the TSX. Any purchase made under an exemption order issued by a securities regulatory authority will generally be at a discount to the prevailing market price.
In connection with the NCIB, CP will enter into an automatic purchase plan ("Plan") with its designated broker to allow for purchases of its common shares during internal quarterly blackout periods. Such purchases would be at the discretion of the broker based on parameters established by CP prior to any blackout period. Outside of these periods, common shares will be purchased in accordance with management's discretion, subject to applicable law. The Plan has been reviewed by the TSX and may be terminated by CP or its broker in accordance with its terms, or will terminate on the expiry of the NCIB.
As of December 9, 2019, CP had 137,167,501 common shares issued and outstanding. CP will not acquire through the facilities of the TSX more than 70,416 common shares during a trading day, being 25 percent of the average daily trading volume of CP common shares on the TSX for the six calendar months prior to the date of approval of the bid by the TSX and, in addition, will not acquire per day on the NYSE more than 25 percent of the average daily trading volume for the four calendar weeks preceding the date of purchase, subject to, in both cases, certain exceptions for block purchases.
The actual number of common shares that will be repurchased under the NCIB, and the timing of any such purchases, will be determined by CP, subject to the limits imposed by the TSX. There cannot be any assurances as to how many common shares, if any, will ultimately be acquired by CP.
CP believes that the purchase of its shares from time to time is an appropriate and advantageous use of its funds.

CP purchased 5,682,940 of its common shares at a weighted average price of $283 under its previous normal course issuer bid, which expired on October 23, 2019.
In total, CP has repurchased approximately 41 million of its common shares since 2014. This represents nearly 30 percent of its public float, as at September 30, 2019.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, to potential future purchases of CP common shares under the normal course issuer bid, the success of our business and our operations, including anticipated continued, profitable growth.
The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; market demand for CP's services; our ability to establish and maintain our relationships with key third parties; and the satisfaction by third parties of their obligations, including to CP and under applicable regulatory regimes. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.
Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.
The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR
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